     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2000

                                                     REGISTRATION NOS. 333-38045
                                                                       811-8443
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [x]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]

                         POST-EFFECTIVE AMENDMENT NO. 4                      [x]

                                     AND/OR
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [x]

                                AMENDMENT NO. 4                              [x]

                              -------------------

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              -------------------

                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 725-6666

                              ROBERT A. VEGLIANTE
                     SALOMON BROTHERS ASSET MANAGEMENT INC
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                   COPIES TO:


                              SARAH E. COGAN, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                               NEW YORK, NY 10017

                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

    It is proposed that this filing will become effective:
                [ ] immediately upon filing pursuant to Rule 485(b)

                [x] on April 28, 2000 pursuant to paragraph (b)

                [ ] 60 days after filing pursuant to paragraph (a)(1)
                [ ] on (date) pursuant to paragraph (a)(1)

                [ ] 75 days after filing pursuant to paragraph (a)(2)

                [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:
                [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

________________________________________________________________________________

--------------------------------------------------------------------------------


 CONTENTS



Salomon Brothers Variable
Series Funds Inc consists
of 6 separate investment
funds, each with its own
investment objective and
policies. Each fund offers
different levels of
potential return and
involves different levels
of risk.





                               Fund goals, strategies and risks:

                                   Capital Fund............................................    4
                                   Investors Fund..........................................    6
                                   Small Cap Growth Fund...................................    8
                                   Total Return Fund.......................................   10
                                   High Yield Bond Fund....................................   13
                                   Strategic Bond Fund.....................................   15

                               More on the funds' investments..............................   18

                               Management..................................................   23

                               Share transactions..........................................   25

                               Dividends, distributions and taxes..........................   26

                               Financial highlights........................................   27


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                                ABOUT THE FUNDS


Equity Funds            Fixed Income Funds
------------            ------------------
Capital Fund            High Yield Bond Fund
Investors Fund          Strategic Bond Fund
Small Cap Growth Fund
Total Return Fund


                            ABOUT MUTUAL FUND RISKS

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 3

--------------------------------------------------------------------------------

 CAPITAL FUND

 INVESTMENT         The fund seeks capital appreciation through investment in securities which
 OBJECTIVE          the manager believes have above-average capital appreciation potential.
----------------------------------------------------------------------------------------------
 KEY INVESTMENTS    The fund invests primarily in equity securities of U.S. companies. These companies may range in size from established large capitalization (over $5 billion in market capitalization) companies to small capitalization (less than $1 billion in market capitalization) companies at the beginning of their life cycles.
----------------------------------------------------------------------------------------------
 HOW THE            The manager emphasizes individual security selection while diversifying
 MANAGER            the fund's investments across industries, which may help to reduce risk.
 SELECTS THE        The manager seeks to identify those companies which offer the greatest
 FUND'S             potential for capital appreciation through careful fundamental analysis of
 INVESTMENTS        each company and its financial characteristics. The manager evaluates companies of all sizes.

                    In selecting individual companies for investment, the manager looks for the following:

                    Share prices which appear to undervalue the company's assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines.

                    Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares.

                    Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings.
----------------------------------------------------------------------------------------------
 PRINCIPAL RISKS    Equity investments may involve added risks. Investors could lose money on
 OF INVESTING IN    their investment in the fund, or the fund may not perform as well as other
 THE FUND           investments, if any of the following occurs:

                    The U.S. stock market declines.
 Investing in       An adverse event, such as negative press reports about a company in the
 small              fund's portfolio, depresses the value of the company's stock.
 capitalization     The manager's judgment about the attractiveness, relative value or
 companies          potential appreciation of a particular sector or security proves to be
 involves a         incorrect.
 substantial risk   Greater volatility of share price because of the fund's ability to invest
 of loss.           in small cap companies. Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:

                         Be more sensitive to changes in earnings results and investor expectations.

                         Have more limited product lines, capital resources and management depth.

                         Experience sharper swings in market values.

                         Be harder to sell at the times and prices the manager believes appropriate.

                         Offer greater potential for gain and loss.

                    The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.



                 Salomon Brothers Variable Series Funds Inc - 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PERFORMANCE

 The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future.

 QUARTERLY RETURNS: Highest: 15.11% in 2nd quarter 1999; Lowest: - 4.89% in 3rd quarter 1999


           [BAR GRAPH indicating a % total return of 22.08 during the calendar year 1999, ending December 31.]


 TOTAL RETURN

 The bar chart shows the performance of the fund for the calendar year indicated.

--------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1999)

                    Inception Date   1 Year           Since Inception
 Fund                2/17/98        22.08%                21.64%
 Russell 3000           *           20.90%                19.84%
 Index

* Index comparison begins on 2/28/98.

 COMPARATIVE PERFORMANCE

 The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of Russell 3000 Index, a broad-based unmanaged capitalization weighted index of large capitalized companies.

--------------------------------------------------------------------------------
 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                           None
 Maximum deferred sales charge on redemptions                None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                    0.85%
         Distribution and service (12b-1) fees               None
         Other expenses                                     1.14%
         Total annual fund operating expenses               1.99%


 FEES AND EXPENSES

 This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager waived all of its management fee and reimbursed the fund for certain expenses during the period ended December 31, 1999, the actual total operating expenses for the fund were:

 1.00%

 The manager may discontinue this waiver at any time.

--------------------------------------------------------------------------------
 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES         1 YEAR       3 YEARS      5 YEARS     10 YEARS
 Your costs would be                          $202          $624        $1,073      $2,317


 The example assumes:  You invest $10,000 for the period shown

                       You reinvest all distributions and dividends without a sales charge

                       The fund's operating expenses remain the same

                       Your investment has a 5% return each year

                       Redemption of your shares at the end of the period

 This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

                Salomon Brothers Variable Series Funds Inc - 5
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 INVESTORS FUND

 INVESTMENT         The primary investment objective of the fund is to seek long-term growth
 OBJECTIVE          of capital. Current income is a secondary objective.
----------------------------------------------------------------------------------------------
 KEY INVESTMENTS    The fund invests primarily in common stocks of established U.S. companies.
                    The fund may also invest in other equity securities. To a lesser degree, the fund invests in income producing securities such as debt securities.
----------------------------------------------------------------------------------------------
 HOW THE            The manager emphasizes individual security selection while diversifying
 MANAGER            the fund's investments across industries, which may help to reduce risk.
 SELECTS THE        The manager focuses on established large capitalization companies (over $5
 FUND'S             billion in market capitalization), seeking to identify those companies
 INVESTMENTS        with solid growth potential at reasonable values. The manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.
                    In selecting individual companies for investment, the manager looks for:
                    Long-term history of performance.
                    Competitive market position.
                    Competitive products and services.
                    Strong cash flow.
                    High return on equity.
                    Strong financial condition.
                    Experienced and effective management.
                    Global scope.
----------------------------------------------------------------------------------------------
 PRINCIPAL RISKS    Equity investments may involve added risks. Investors could lose money on
 OF INVESTING IN    their investment in the fund, or the fund may not perform as well as other
 THE FUND           investments, if any of the following occurs:
                    U.S. stock markets decline.
                    An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
                    Large capitalization stocks fall out of favor with investors.
                    The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.

                 Salomon Brothers Variable Series Funds Inc - 6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PERFORMANCE

 The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future.

 QUARTERLY RETURNS: Highest: 13.09% in 2nd quarter 1999; Lowest: - 9.76% in 3rd quarter 1999


           [BAR GRAPH indicating a % total return of 11.65 during the calendar year 1999, ending December 31.]


TOTAL RETURN

 The bar chart shows the performance of the fund for the calendar year indicated.

--------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1999)

                    Inception Date         1 Year         Since Inception
 Fund                  2/17/98             11.65%             11.92%
 S&P 500 Index           *                 21.04%             21.82%

* Index comparison begins on 2/28/98.

 COMPARATIVE PERFORMANCE

 This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Standard & Poor's 500 Index ('S&P 500 Index') an index of a broad-based unmanaged index of widely held common stock.

--------------------------------------------------------------------------------

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                           None
 Maximum deferred sales charge on redemptions                None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)


         Management fees                                    0.70%
         Distribution and service (12b-1) fees               None
         Other expenses                                      .45%
         Total annual fund operating expenses               1.15%


 FEES AND EXPENSES

 This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager waived all of its management fee and reimbursed the fund for certain expenses during the period ended December 31, 1999, the actual total operating expenses for the fund were:

 0.98%

 The manager may discontinue this waiver at any time.

--------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES         1 YEAR       3 YEARS      5 YEARS     10 YEARS
 Your costs would be                          $117         $365         $633        $1,398


 The example assumes:  You invest $10,000 for the period shown

                       You reinvest all distributions and dividends without a sales charge

                       The fund's operating expenses remain the same

                       Your investment has a 5% return each year

                       Redemption of your shares at the end of the period

 This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

                Salomon Brothers Variable Series Funds Inc - 7
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND

 INVESTMENT         The fund seeks long-term growth of capital.
 OBJECTIVE

----------------------------------------------------------------------------------------------

 PRINCIPAL          The fund invests primarily in equity securities of companies with market
 INVESTMENT         capitalizations at the time of purchase similar to that of the companies
 STRATEGY           included in the Russell 2000 Index. The Russell 2000 Index includes companies with market capitalizations below the top 1000 stocks of the equity market. The Index is reconstituted annually, each June 30. As of
                    June 30, 1999, the date of the most recent Index reconstitution, the market capitalization of companies included in the Russell 2000 Index ranged from $80 million to $2.6 billion.

----------------------------------------------------------------------------------------------
 HOW THE            The manager emphasizes companies which it believes have favorable growth
 MANAGER            prospects and potential for significant capital appreciation. In selecting
 SELECTS THE        individual companies for investment, the manager looks for:
 FUND'S
 INVESTMENTS         Companies that either occupy a dominant position in an emerging industry or a growing market share in larger, fragmented indusries.

                     Favorable near-term sales and/or earnings trends.

                     High or improving return on capital.

                     Strong financial condition.

                     Experienced and effective management.

----------------------------------------------------------------------------------------------
 PRINCIPAL          While investing in equity securities historically has produced greater
 RISKS OF           average returns than investments in fixed income securities, equity
 INVESTING IN       securities may also involve added risks. Investors can lose money on their
 THE FUND           investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

                     Small capitalization stocks fall out of favor with investors.
 Investing in        Recession or adverse economic trends adversely affects the earnings or
 small               financial condition of small companies.
 capitalization      The manager's judgment about the attractiveness, growth prospects or
 companies           potential appreciation of the fund's investments proves to be incorrect.
 involves a          Greater volatility of share price because of the fund's focus on small cap
 substantial risk    companies. Compared to large cap companies, small cap companies and the
 of loss             market for their equity securities are more likely to:

                       Be more sensitive to changes in earnings results and investor expectations.

                       Have more limited product lines, capital resources and management depth.

                       Experience sharper swings in market values.

                       Be harder to sell at the times and prices the manager believes appropriate.

                       Offer greater potential for gain and loss.

                    Growth securities typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.


                 Salomon Brothers Variable Series Funds Inc - 8

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PERFORMANCE

 Because the fund commenced operations in 1999, the fund does not have a sufficient operating history to depict its performance in the graphic and table form.


 The fund's total return will vary from year to year, and its performance will vary compared with that of unmanaged indices. Although variations in the fund's performance are an indication of the risks of investing in the fund, past performance does not necessarily indicate how the fund will perform in the future. The fund's total return does not reflect any contract or insurance charges which would lower performance.
--------------------------------------------------------------------------------

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                 None

 Maximum deferred sales charge on redemptions      None
 redemptions


 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)


         Management fees                           0.80%

         Distribution and service (12b-1) fee      None

         Other expenses*                           2.69%

         Total Annual fund operating expenses*     3.49%


* Based on estimated amounts for the fiscal year ended December 31, 2000.

 FEES AND EXPENSES

 This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager voluntarily agreed to waive its management fee and reimburse certain expenses for the fiscal year ended December 31, 1999, the actual total operating expenses for the fund were:

 1.50%

 The manager may discontinue this waiver at any time.

--------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES         1 YEAR       3 YEARS      5 YEARS     10 YEARS
 Your costs would be                          $352         $1,071       $1,812      $3,765


 The example assumes: You invest $10,000 for the period shown

                      You reinvest all distributions and dividends without a sales charge

                      The fund's operating expenses remain the same

                      Your investment has a 5% return each year

                      Redemption of your shares at the end of the period

 This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.



                 Salomon Brothers Variable Series Funds Inc - 9

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN FUND

 INVESTMENT         The fund seeks to obtain above-average income (compared to a portfolio
 OBJECTIVE          entirely invested in equity securities). The fund's secondary objective is to take advantage of opportunities to achieve growth of capital and income.
----------------------------------------------------------------------------------------------
 KEY INVESTMENTS    The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The fund varies its allocations between equity and fixed income securities depending on the manager's view of economic and market conditions, fiscal and monetary policy and security values. However, under normal market conditions at least 40% of the fund's assets are allocated to equity securities.

                    CREDIT QUALITY: The fund's investments in fixed-income securities are primarily investment grade but the fund may invest up to 20% of its assets in nonconvertible fixed income securities rated below investment grade by a recognized rating agency, or in unrated securities of equivalent quality. Securities rated below investment grade are commonly referred to as 'junk bonds.'

                    MATURITY: The fund's investments in fixed-income securities may be of any maturity.
----------------------------------------------------------------------------------------------
 HOW THE            In selecting stocks for investment, the manager applies a bottom-up
 MANAGER            analysis, focusing on companies with:
 SELECTS THE          Large market capitalizations.
 FUND'S               Favorable dividend yields and price to earnings ratios.
 INVESTMENTS          Stocks that are less volatile than the market as a whole.
                      Strong balance sheets.
                      A catalyst for appreciation and restructuring potential, product innovation or new development.

                    The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the manager determines the preferable portfolio characteristics, the manager selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an issuer's:

                      Credit quality taking into account financial condition and profitability.
                      Future capital needs.
                      Potential for change in rating and industry outlook.
                      The competitive environment and management ability.



                 Salomon Brothers Variable Series Funds Inc - 10
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 PRINCIPAL RISKS    While investing in a mix of equity and debt securities can bring added
 OF INVESTING IN    benefits, it may also involve additional risks. Investors could lose money
 THE FUND           in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

                      U.S. stock markets decline.

                      An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.

                      Large capitalization stocks fall out of favor with investors.

                      The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or security proves to be incorrect.

                    The fund also has risks associated with investing in bonds. The fund could underperform other investments if:

                      Interest rates go up, causing the prices of fixed-income securities to decline and reducing the value of the fund's investments.

                      The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded.

                      During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                      During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This market effect may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
                     This market effect is known as extension risk.
----------------------------------------------------------------------------------------------

 PERFORMANCE

 The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future.

 QUARTERLY RETURNS: Highest: 4.31% in 2nd quarter 1999; Lowest: - 4.77% in 3rd quarter 1999


           [BAR GRAPH indicating a % total return of 0.78 during the calendar year 1999, ending December 31.]


 TOTAL RETURN

 The bar chart shows the performance of the fund for the calendar year indicated.

--------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1999)

                Inception Date      1 Year            Since Inception
 Fund              2/17/98          0.78%                  3.51%

S&P 500              *             21.04%                21.82%

SSB Big Index        *            - 0.84%                 3.50%

 * Index comparisons begin on 2/28/98.


 COMPARATIVE PERFORMANCE

 The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Standard & Poor's Index (S&P 500 Index), a broad based unmanaged index of widely held common stock and the Salomon Smith Barney Broad Investment Grade Bond Index ('SSB Big Index'), a broad-based unmanaged index of corporate bonds.



               Salomon Brothers Variable Series Funds Inc - 11


--------------------------------------------------------------------------------

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                                     None

 Maximum deferred sales charge on redemptions                          None

 Average fund operating expenses (paid by the Fund as a % of net assets)

         Management fees                                              0.80%

         Distribution and service (12b-1) fees                         None

         Other expenses                                               0.85%

         Total annual fund operating expenses                         1.65%

 FEES AND EXPENSES

 This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager waived all of its management fee and reimbursed the fund for certain expenses during the period ended December 31, 1999, the actual total operating expenses for the fund were:

 1.00%

 The manager may discontinue this waiver at any time.

--------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES       1 YEAR       3 YEARS      5 YEARS     10 YEARS
 Your costs would be                        $168         $520         $897        $1,955

 The example assumes: You invest $10,000 for the period shown

                      You reinvest all distributions and dividends without a sales charge

                     The fund's operating expenses remain the same

                     Your investment has a 5% return each year

                     Redemption of your shares at the end of the period

 This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.


               Salomon Brothers Variable Series Funds Inc - 12
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 HIGH YIELD BOND FUND

 INVESTMENT         The fund seeks to maximize current income. As a secondary objective, the
 OBJECTIVE          fund seeks capital appreciation.
----------------------------------------------------------------------------------------------

KEY INVESTMENTS    The fund invests primarily in high yield fixed income securities issued by
                    U.S. and foreign corporations and foreign governments and their agencies and instrumentalities. The fund will limit its investments in emerging markets securities to 35% of its assets.


                    CREDIT QUALITY: The fund invests primarily in fixed income securities rated below investment grade by a recognized rating agency or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as 'junk bonds.'

                    MATURITY: The fund normally maintains an average portfolio maturity of between 6 and 12 years. However, the fund may invest in individual securities of any maturity.
----------------------------------------------------------------------------------------------
 HOW THE MANAGER    Individual security selection is driven by the manager's economic view,
 SELECTS THE        industry outlook and rigorous credit analysis. The manager then selects
 FUND'S             those individual securities that appear to be most undervalued and to
 INVESTMENTS        offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund's investments across a broad range of issuers and industries, which can help to reduce risk.

                    In evaluating the issuer's creditworthiness, the manager employs fundamental analysis and considers the following factors:

                    The strength of the issuer's financial resources.

                    The issuer's sensitivity to economic conditions and trends.

                    The issuer's operating history.

                    Experience and track record of issuer's management or political leadership.

----------------------------------------------------------------------------------------------
 PRINCIPAL RISKS    Investors could lose money on their investment in the fund, or the fund
 OF INVESTING IN    may not perform as well as other investments, if any, of the following
 THE FUND           occurs:

                    The issuer of a security owned by the fund defaults on its obligation to
 Investments in     pay principal and/or interest or has its credit rating downgraded.
 high yield         Interest rates increase, causing the prices of fixed income securities to
 securities         decline and reducing the value of the fund's portfolio.
 involve a          The manager's judgment about the attractiveness, relative value or credit
 substantial risk   quality of a particular security proves to be incorrect.
 of loss            High yield securities are considered speculative and, compared to investment grade securities, tend to have more volatile prices and are more susceptible to the following risks:

                        Increased price sensitivity to changing interest rates and to adverse economic and business developments.

                        Greater risk of loss due to default or declining credit quality.

                        Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.

                        Negative market sentiment towards high yield securities depresses the price and liquidity of high yield securities.

                    Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                    These risks may include:


                   Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.



                 Salomon Brothers Variable Series Funds Inc - 13
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                    Many non-U.S. markets are smaller, less liquid and more volatile than U.S.
                     markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                    Economic, political and social developments significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers.
----------------------------------------------------------------------------------------------

 PERFORMANCE

 The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from years to year. Past performance does not necessarily indicate how the fund will perform in the future.

 QUARTERLY RETURNS: Highest: 3.79% in 4th quarter 1999 Lowest: - 1.52% in 3rd quarter 1999


           [BAR GRAPH indicating a % total return of 5.52 during the calendar year 1999, ending December 31.]


 TOTAL RETURN The bar chart shows the performance of the fund for the calendar year indicated.
--------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

  AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1999)

                  Inception    1 Year       Since
                    Date                  Inception
 Fund              5/1/98       5.52        3.36%

 SSB Index           *          1.74%       0.30%

 * Index comparison begins on 5/31/98.
--------------------------------------------------------------------------------

 COMPARATIVE PERFORMANCE

 The table indicates the risk of investing in the fund by comparing the average annual total return of each class for the periods shown to that of the Salomon Smith Barney High-Yield Market Index, ('SSB Index') a broad-based unmanaged index of high yield securities.
-------------------------------------------------------------------------------
 FEE TABLE

 SHAREHOLDERS FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                           None
 Maximum deferred sales charge on redemptions                None


 AVERAGE FUND OPERATING EXPENSE (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                    0.75%

         Distribution and service (12b-1) fees               None

         Other expenses                                     1.05%

         Total annual fund operating expenses               1.80%

 FEES AND EXPENSES

 This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager waived all of its management fee and reimbursed the fund for certain expenses during the period ended December 31, 1999, the actual total operating expenses for the fund were:

 1.00%

 The manager may discontinue this waiver at any time.

--------------------------------------------------------------------------------
 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES         1 YEAR       3 YEARS      5 YEARS     10 YEARS
 Your costs would be                          $183          $566        $975        $2,116

 The example assumes:  You invest $10,000 for the period shown

                       You reinvest all distributions and dividends without a sales charge

                       The fund's operating expenses remain the same

                       Your investment has a 5% return each year

                       Redemption of your shares at the end of the period


 This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.



               Salomon Brothers Variable Series Funds Inc - 14
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 STRATEGIC BOND FUND

 INVESTMENT         The fund seeks a high level of current income. As a secondary objective,
 OBJECTIVE          the fund seeks capital appreciation.
----------------------------------------------------------------------------------------------
 KEY INVESTMENTS    The fund invests primarily in a globally diverse portfolio of fixed income securities. The manager has broad discretion to allocate the fund's assets among the following segments of the international market for fixed income securities:

                    U.S. government obligations

                    Investment and non-investment grade
                    U.S. and foreign corporate debt

                    Mortgage and asset-backed securities

                    Investment and non-investment grade
                    sovereign debt, including issuers
                    in emerging markets

                    CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of the fund's assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as
                    'junk bonds'.

                    MATURITY: The fund has no specific average portfolio maturity requirement, but generally anticipates maintaining a range of 4.5 to 10 years. The fund may hold individual securities of any maturity.
----------------------------------------------------------------------------------------------

 HOW THE            The manager uses a combination of quantitative models which seek to
 MANAGER            measure the relative risks and opportunities of each market segment based
 SELECTS THE        upon economic, market, political, currency and technical data and its own
 FUND'S             assessment of economic and market conditions to create an optimal
 INVESTMENTS        risk/return allocation of the fund's assets among various segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's portfolio.

                    In selecting corporate debt for investment, the manager considers the issuer's:

                    Financial condition.

                    Sensitivity to economic conditions and trends.

                    Operating history.

                    Experience and track record of management.

                    In selecting foreign government debt for investment, the manager considers the following factors:

                    Economic and political conditions within the issuer's country.
                    Overall and external debt levels and debt service ratios.

                    Access to capital markets.

                    Debt service payment history.

                    In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:

                    Yield curve shifts.

                    Credit quality.

                    Changing prepayment patterns.



               Salomon Brothers Variable Series Funds Inc - 15
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Principal risks    Investors could lose money on their investment in the fund, or the fund
 of investing in    may not perform as well as other investments, if any of the following
 the fund           occurs:

 Investment in      Interest rates go up, causing the prices of fixed income securities to
 high yield         decline and reducing the value of the fund's investments.
 securities         The issuer of a security owned by the fund defaults on its obligation to
 involve a          pay principal and/or interest or has its credit rating downgraded.
 substantial risk   During periods of declining interest rates, the issuer of a security may
 of loss.           exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                    During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

                    The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

                    To the extent the fund invests significantly in asset-backed and mortgage-
                    related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the fund may have especially volatile prices and may have a disproportionate effect on the fund's share price.

                    High yield securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the fund is subject to increased price sensitivity to changing interest rates and a greater risk of loss due to default or declining credit quality. Also, negative market sentiment towards high yield securities could depress the price and liquidity of high yield securities. This negative perception could last for a significant period of time.

                    Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                    These risks may include:

                    Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                    Many non-U.S. markets are smaller, less liquid and more volatile than U.S.
                    markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                    The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                    The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                    Economic, political and social developments significantly disrupt the financial markets.

                    Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.


                 Salomon Brothers Variable Series Funds Inc - 16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PERFORMANCE

 The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future.

 QUARTERLY RETURNS: Highest: 1.68% in 4th quarter 1999; Lowest: - 0.50% in 3rd quarter 1999


           [BAR GRAPH indicating a % total return of 0.37 during the calendar year 1999, ending December 31.]


 TOTAL RETURN

 The bar chart shows the performance of the fund for the calendar year indicated.

--------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

   AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1999)

                Inception Date      1 Year            Since Inception
 Fund              2/17/98          0.37%                  3.46%

 SSB Big Index        *           - 0.84%                  3.50%

 * Index comparison begins on 2/28/98.


 COMPARATIVE PERFORMANCE

 The table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Salomon Smith Barney Broad Investment Grade Bond Index ('SSB Big Index'), a broad based unmanaged index of corporate bonds.

--------------------------------------------------------------------------------
 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                           None

 Maximum deferred sales charge on redemptions                None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                    0.75%

         Distribution and service (12b-1) fees               None

         Other expenses                                      .73%

         Total annual fund operating expenses               1.48%


 FEES AND EXPENSES

 This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager waived all of its management fee and reimbursed the fund for certain expenses during the period ended December 31, 1999, the actual total operating expenses for the fund were:

 1.00%

 The manager may discontinue this waiver at any time.

--------------------------------------------------------------------------------
 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES         1 YEAR       3 YEARS      5 YEARS     10 YEARS
 Your costs would be                          $151          $468        $808         $1,768

 The example assumes:  You invest $10,000 for the period shown

                       You reinvest all distributions and dividends without a sales charge

                       The fund's operating expenses remain the same

                       Your investment has a 5% return each year

                       Redemption of your shares at the end of the period


 This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.


               Salomon Brothers Variable Series Funds Inc - 17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORE ON THE FUNDS' INVESTMENTS

ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


Each fund's investment          CAPITAL FUND
objective and its principal     The fund may invest in investment grade fixed-income securities and
investment strategies and       may invest up to 20% of its net assets in non-convertible debt
risks are described under       securities rated below investment grade or, if unrated, of
'Fund Goals and Strategies.'    equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund
This section provides           emphasizes those convertible debt securities that offer the
additional information about    appreciation potential of common stocks. The fund may also invest
the funds' investments and      up to 20% of its assets in securities of foreign issuers.
certain portfolio management
techniques the funds may use.   HIGH YIELD BOND FUND
More information about the      Although the fund invests primarily in high yield securities, the
funds' investments and          fund may also invest up to 20% of its assets in equity and equity
portfolio management            related securities.
techniques, some of which
entail risks, is included in    INVESTORS FUND
the statement of additional     The fund may invest up to 5% of its net assets in non-convertible
information (SAI).              debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may also invest up to 20% of its assets in securities of foreign issuers.

                                SMALL CAP GROWTH FUND
Any policy or limitation for    The fund may invest up to 35% of its assets in equity securities of
a fund that is expressed as a   companies whose market capitalizations exceed the market
percentage of assets is         capitalization of companies included in the Russell 2000 Index. The
considered only at the time     fund may also invest up to 25% of its assets in non-convertible
of purchase of portfolio        bonds, notes and debt securities when the manager believes that
securities. The policy will     their total return potential equals or exceeds the potential return
not be violated if these        of equity securities. The fund may invest up to 20% of its total
limitations are exceeded        assets in equity securities of foreign issuers.
because of changes in the
market value of the fund's      STRATEGIC BOND FUND
assets or for any other         Although the fund invests primarily in fixed-income securities, the
reason.                         fund may also invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.

                                TOTAL RETURN FUND
                                The fund may invest up to 20% of its assets in securities of foreign issuers.




                Salomon Brothers Variable Series Funds Inc - 18
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

EQUITY INVESTMENTS               Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity securities
Capital Fund, Investors Fund,    include common stocks traded on an exchange or in the over the
Total Return Fund, and Small     counter market, preferred stocks, warrants, rights, convertible
Cap Growth Fund                  securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.


---------------------------------------------------------------------------------------------------

FIXED INCOME INVESTMENTS         Subject to its particular investment policies, each fund may invest in fixed income securities. Fixed income investments include bonds,
All funds, but the following     notes (including structured notes), mortgage-related securities,
funds only to a limited          asset-backed securities, convertible securities, Eurodollar and
extent: Capital Fund,            Yankee dollar instruments, loan participation and assignments,
Investors Fund and Small Cap     preferred stocks and money market instruments. Fixed income
Growth Fund                      securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises;
                                 state and municipal governments; supranational organizations; and
                                 foreign governments and their political subdivisions. Only certain of the funds may invest in fixed income securities of foreign issuers. See 'Foreign and emerging markets investments' below.

                                 Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.


High Yield Bond Fund,            Each of these funds may invest in mortgage-backed and asset-backed
Strategic Bond Fund and Total    securities. Mortgage-related securities may be issued by private
Return Fund                      companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of
                                 receivables.

                                 Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates.
                                 Principal only mortgage backed securities are particularly subject to prepayment risk. The fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


                Salomon Brothers Variable Series Funds Inc - 19
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------

Strategic Bond Fund and Total    Each of these funds may also enter into mortgage dollar roll
Return Fund                      transactions to earn additional income. In these transactions, the fund sells a U.S. agency mortgage-backed security and
                                 simultaneously agrees to repurchase at a future date another U.S.
                                 agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

--------------------------------------------------------------------------------

CREDIT QUALITY                   If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to
                                 counterparties to OTC derivatives contracts.

                                 INVESTMENT GRADE SECURITIES

                                 Securities are investment grade if:

                                 They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

                                 They have received a comparable short-term or other rating.

                                 They are unrated securities that the manager believes are of comparable quality to investment grade securities.

---------------------------------------------------------------------------------------------------

HIGH YIELD, LOWER QUALITY        Each of these funds may invest in fixed income securities that are
SECURITIES                       high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated
High Yield Fund, Strategic       securities determined by the manager to be of equivalent quality.
Bond Fund and Total Return       The issuers of lower quality bonds may be highly leveraged and have
Fund. Each of the following      difficulty servicing their debt, especially during prolonged
funds only to a limited          economic prices of lower quality securities are volatile and may go
extent: Capital Fund and         down due to market perceptions of deteriorating issuer
Investors Fund                   creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.


                Salomon Brothers Variable Series Funds Inc - 20


---------------------------------------------------------------------------------------------------

FOREIGN AND EMERGING MARKET      Each of these funds may invest in foreign securities. Investing in
INVESTMENTS                      foreign issuers may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to
All funds                        larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

High Yield Bond Fund,            Less information about non-U.S. issuers or markets may be available
Strategic Bond Fund, Total       due to less rigorous disclosure and accounting standards or
Return Fund and Small Cap        regulatory practices.
Growth Fund may invest in
emerging market issuers.         Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable. The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect the securities markets. Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

---------------------------------------------------------------------------------------------------

SOVEREIGN GOVERNMENT AND         Each of these funds may invest in all types of fixed income
SUPRANATIONAL DEBT               securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:
All funds except Small Cap
Growth Fund                      Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political
                                 subdivisions located in emerging market countries.
                                 Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
                                 Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                                 Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.
                                 Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                                 Participations in loans between emerging market governments and financial institutions.
                                 Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.


                Salomon Brothers Variable Series Funds Inc - 21


----------------------------------------------------------------------------------------------------

DERIVATIVES AND HEDGING          Each fund may, but need not, use derivative contracts, such as
TECHNIQUES                       futures and options on securities, securities indices or
                                 currencies; options on these futures; forward currency contracts;
All funds                        and interest rate or currency swaps. The funds do not use
                                 derivatives as a primary investment technique and generally limit their use to hedging. However, the funds may use derivatives for a variety of purposes including:

                                 To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates.
                                 As a substitute for buying or selling securities.
                                 To increase the fund's return as a non-hedging strategy that may be considered speculative.

                                 A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income
                                 securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

----------------------------------------------------------------------------------------------------

TEMPORARY DEFENSIVE INVESTING    Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

PORTFOLIO TURNOVER               Each fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance.


--------------------------------------------------------------------------------

                Salomon Brothers Variable Series Funds Inc - 22

--------------------------------------------------------------------------------
 MANAGEMENT

Salomon Brothers Asset Management Inc. is the investment manager for each fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 7 World Trade Center, New York, New York 10048. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management, Limited an affiliate of the manager, provides advisory services to the manager in connection with Strategic Income Fund's transactions in currencies and non-dollar denominated debt securities. Its principal address is Victoria Plaza, 111 Buckingham Palace Row, London SW1W 0SB England.



-------------------------------------------------------------------------------------------------------------------------------
 FUND                  PORTFOLIO MANAGER        SINCE        PAST 5 YEARS' BUSINESS EXPERIENCE          THE PORTFOLIO MANAGERS
-------------------------------------------------------------------------------------------------------------------------------
 Capital Fund          Ross S. Margolies         Inception   managing director of the manager
                       Robert M. Donahue, Jr.    July 1998   director and equity analyst with the       The portfolio managers
                                                             manager since February, 1997; analyst at   are primarily
                                                             Gabelli & Company prior to 1997            responsible for the
                                                                                                        day-to-day operation of
 High Yield Fund       Peter J. Wilby            Inception   managing director of the manager           the funds indicated
                       Beth A. Semmel           April 2000   managing director of the manager           beside their names and
                       James E. Craige          April 2000   managing director of the manager           business experience.

 Investors Fund        John B. Cunningham        July 1998   managing director of the manager
                       Mark McAllister          April 2000   director and equity analyst with the
                                                             manager; executive vice president and
                                                             portfolio manager at JLW Capital Mgmt.
                                                             Inc. from March 1998 to May 1999. Prior to
                                                             March 1998 was a Vice President and equity
                                                             analyst at Cohen & Steers Capital
                                                             Management

 Strategic Bond        Peter J. Wilby            Inception   managing director of the manager
 Fund                  Roger Lavan               Inception   director of the manager

 Total Return Fund     George J. Williamson      July 1998   director of the manager





A team of individuals employed by the manager manages the day to day operations of the Small Cap Growth Fund.



                Salomon Brothers Variable Series Funds Inc - 23

--------------------------------------------------------------------------------


  --------------------------------------------------------------------
                   ACTUAL MANAGEMENT FEE PAID DURING THE MOST
                   RECENT FISCAL YEAR*

   Capital Fund    0.00%
  --------------------------------------------------------------------
  --------------------------------------------------------------------
   High Yield      0.00%
   Fund
   Strategic Bond  0.27%
   Fund
  --------------------------------------------------------------------
   Investors Fund  0.68%
   Total Return    0.15%
   Fund
  --------------------------------------------------------------------
   Small Cap       0.00%
   Growth Fund

   * The Fee may be less than contractual rate due to expense limitations.

                                               MANAGEMENT FEES
                                               As of December 31,
                                               1999, SBAM and its
                                               affiliates managed
                                               approximately
                                               $25.3 billion of
                                               assets.



-----------------------------------------------------------------------------

CFBDS, Inc. a registered broker-dealer, serves as each        DISTRIBUTOR
fund's distributor.

-----------------------------------------------------------------------------

SSB Citi Fund Management LLC ('SSB Citi'), an affiliate of    ADMINISTRATOR
the manager, serves as administrator for each fund. For its
services as administrator, each fund pays SSB Citi a fee at
an annual rate of 0.05% of the applicable fund's average
daily net assets.

-----------------------------------------------------------------------------



                Salomon Brothers Variable Series Funds Inc - 24

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS

 AVAILABILITY OF THE     Each fund may sell its shares directly to separate accounts
 FUNDS                   established and maintained by insurance companies for the
 Individuals may not     purpose of funding variable annuity and variable life
 purchase shares         insurance contracts and to certain qualified pension and
 directly from the       retirement plans. The variable insurance products and
 funds. You should read  qualified plans may or may not make investments in all the
 the prospectus for      funds described in this prospectus. Shares of the funds are
 your insurance          sold at net asset value.
 company's variable      The interests of different variable insurance products and
 contract to learn how   qualified plans investing in a fund could conflict due to
 to purchase a variable  differences of tax treatment and other considerations. The
 contract based on the   funds currently do not foresee any disadvantages to
 funds.                  investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity
                         and variable life products and to qualified plans.
                         Nevertheless, the board of directors intends to monitor
                         events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in one or more funds and shares of another fund may be substituted.
                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the funds' shareholders. Each fund reserves the right to reject any specific purchase order.
-------------------------------------------------------------------------------------

 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts of
                         participating insurance companies and by qualified plans.
                         The redemption price of the shares of each fund will be the net asset value next determined after receipt by the fund of a redemption request in good order. The value of redeemed
                         shares may be more or less than the price paid for the
                         shares. Sales proceeds will normally be forwarded by bank
                         wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following
                         receipt of instructions. Each fund may suspend sales or
                         postpone payment dates during any period in which any of the following conditions exist:
                         The New York Stock Exchange is closed;
                         Trading on the New York Stock Exchange is restricted;
                         An emergency exists as a result of which disposal by the
                         fund of securities is not reasonably practicable or it is
                         not reasonably practicable for a fund to fairly determine
                         the value of its net assets; or
                         As permitted by SEC order in extraordinary circumstances.

                Salomon Brothers Variable Series Funds Inc - 25

-------------------------------------------------------------------------------------
 SHARE PRICE             Each fund's net asset value is the value of its assets minus its liabilities. Each fund calculates its net asset value
                         every day the New York Stock Exchange is open. Each fund
                         calculates its net asset value when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

                         The funds generally value their securities based on market prices or quotations. The funds' currency conversions are
                         done when the London stock exchange closes, which is 12 noon eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events
                         occurring after a foreign exchange closes, the funds may
                         price those securities at fair value. Fair value is
                         determined in accordance with procedures approved by the
                         funds' board of directors. A fund that uses fair value to
                         price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed and the value of foreign
                         securities owned by a fund could change on days when an
                         insurance company separate account or a qualified plan
                         cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan must place its order with
                         the transfer agent before the New York Stock Exchange
                         closes. If the New York Stock Exchange closes early, the
                         order must be placed prior to the actual closing time.
                         Otherwise, the investor will receive the next business day's price.
-------------------------------------------------------------------------------------

 DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each fund intends to qualify and be taxed as a 'regulated investment      DIVIDENDS
  company' under Subchapter M of the Internal Revenue Code of 1986 (the     AND
  'Code'), as amended. In order to qualify to be taxed as a regulated       DISTRIBUTIONS
  investment company, each fund must meet certain income and
  diversification tests and distribution requirements. As a regulated       Annual distributions of
  investment company meeting these requirements, a fund will not be         income and capital gain
  subject to federal income tax on its net investment income and net        are made at the end of
  capital gains that it distributes to its shareholders. All income and     the year in which the
  capital gain distributions are automatically reinvested in additional     income or gain is
  shares of the fund at net asset value and are includable in gross         realized, or the
  income of the separate accounts holding such shares. See the              beginning of the next
  accompanying contract prospectus for information regarding the federal    year.
  income tax treatment of distributions to the separate accounts and to holders of the contracts.

  Each fund intends to pay out all of its net investment income and net realized capital gains for each year. The funds normally pay dividends and distribute capital gain, if any, as follows:
------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM

  Capital Fund                annually        annually         gain

  High Yield Fund             annually        annually        income

  Investors Fund              annually        annually         gain

  Strategic Bond Fund         annually        annually        income

  Total Return Fund           annually        annually         both
------------------------

  Small Cap Growth Fund       annually        annually         gain


                Salomon Brothers Variable Series Funds Inc - 26

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each share for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the fund's financial statements, are included in the annual report (available upon request).



For a share of capital stock outstanding throughout each period ended
 December 31:


                                               CAPITAL                   HIGH YIELD             INVESTORS
                                                FUND                     BOND FUND                FUND
------------------------------------------------------------------------------------------------------------------
                                         1999         1998(1)        1999      1998(2)      1999      1998(3)
------------------------------------------------------------------------------------------------------------------

 NET ASSET VALUE, BEGINNING OF PERIOD   $ 11.57       $10.00        $ 9.58     $10.00      $ 11.01    $ 10.00
                                        -------       ------        ------     ------      -------
 INCOME FROM OPERATIONS:
   Net investment income (4)               0.07         0.09          0.88       0.43         0.06       0.05
   Net realized and unrealized gain
   (loss)                                  2.49         1.72         (0.35)     (0.42)        1.22       1.01
                                        -------       ------        ------     ------      -------
   Total Income From Operations            2.56         1.81          0.53       0.01         1.28       1.06
                                        -------       ------        ------     ------      -------
 LESS DISTRIBUTIONS FROM:
   Net investment income                  (0.07)       (0.09)        (0.88)     (0.43)       (0.06)     (0.05)
   Net realized gains                     (0.39)       (0.15)        (0.01)     (0.00)*      --         (0.00)*
                                        -------       ------        ------     ------      -------
   Total Distributions                    (0.46)       (0.24)        (0.89)     (0.43)       (0.06)     (0.05)
                                        -------       ------        ------     ------      -------
 NET ASSET VALUE, END OF PERIOD         $ 13.67       $11.57        $ 9.22     $ 9.58      $ 12.23    $ 11.01
                                        -------       ------        ------     ------      -------    -------
                                        -------       ------        ------     ------      -------    -------
 TOTAL RETURN'DD'                         22.08%       18.12%         5.56%      0.14%       11.65%     10.55%
 NET ASSETS, END OF PERIOD (000S)       $16,189       $4,290        $7,940     $6,949      $52,542    $13,038
 RATIOS TO AVERAGE NET ASSETS 'D':
   Expenses                                1.00%(5)     1.00%(4)      1.00%(5)     1.00%(4)    0.98%(5)     1.00%(4)
   Net investment income                   0.99%(5)     1.35%(4)      9.56%(5)     7.25%(4)    0.91%(5)     1.14%(4)
 PORTFOLIO TURNOVER RATE                    119%         116%           58%        37%          51%        62%


               --------------------------------------------------

 (1) Capital Fund commenced operations on February 17, 1998.
 (2) High Yield Bond Fund commenced operations on May 1, 1998.
 (3) Investors Fund commenced operations on February 17, 1998.
 (4) SBAM has waived all if its management fees for the period ended December 31, 1998 and reimbursed expenses of $33,776, $11,942 and $17,030 for Capital Fund, High Yield Fund and Investors Fund, respectively. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.15 and 3.26% for the Capital Fund, $0.06 and 2.04% for the High Yield Bond Fund and $0.04 and 2.07% for the Investors Fund, respectively.

 (5) SBAM who waived all or part of its management fee for the year ended December 31, 1999 and reimbursed expenses of $13,177 and $3,963 for the Capital Fund and Investors Fund respectively. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.06 and 1.99% for the Capital Fund and $0.07 and 1.80% for the High Yield Bond Fund and $0.01 and 1.15% for the Investors Fund, respectively.

  * Amount represents less than $0.01.

  'DD' For periods less than a year total return is not annualized as it may not be representative of the total return for the year.


  'D' For periods less than a year.


                Salomon Brothers Variable Series Funds Inc - 27

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of capital stock outstanding throughout each period ended
December 31:


                                               STRATEGIC             TOTAL RETURN         SMALL CAP
                                               BOND FUND                 FUND            GROWTH FUND
----------------------------------------------------------------------------------------------------
                                           1999      1998(1)     1999       1998(2)        1999(4)
----------------------------------------------------------------------------------------------------

 NET ASSET VALUE, BEGINNING OF PERIOD     $ 10.13    $ 10.00    $ 10.40      $10.00        $10.00
                                          -------    -------    -------      ------        ------
 INCOME FROM OPERATIONS:
   Net investment income (3)                 0.60       0.38       0.24        0.15         --
   Net realized and unrealized gain         (0.56)      0.24      (0.16)       0.43          2.16
                                          -------    -------    -------      ------        ------
   Total Income From Operations              0.04       0.62       0.08        0.58          2.16
                                          -------    -------    -------      ------        ------
 LESS DISTRIBUTIONS FROM:
   Net investment income                    (0.51)     (0.47)     (0.24)      (0.15)        --
   Net realized gains                       --         (0.01)     --          (0.03)        --
   Capital                                  --         (0.01)     (0.01)     --             --
                                          -------    -------    -------      ------        ------
   Total Distributions                      (0.51)     (0.49)     (0.25)      (0.18)        --
                                          -------    -------    -------      ------        ------
 NET ASSET VALUE, END OF PERIOD           $  9.66    $ 10.13    $ 10.23      $10.40        $12.16
                                          -------    -------    -------      ------        ------
                                          -------    -------    -------      ------        ------
 TOTAL RETURN'DD'                            0.37%      6.18%      0.78%       5.83%        21.60%'DD'
 NET ASSETS, END OF PERIOD (000S)         $16,709    $10,438    $17,584      $5,971        $1,801
 RATIOS TO AVERAGE NET ASSETS 'D':
   Expenses                                  1.00%(5)     1.00%(3)    1.00%(5)      1.00%(3)     1.50%'D'(5)
   Net investment income                     7.19%(5)     6.23%(3)    3.50%(5)      3.57%(3)     0.16'D'(5)
 PORTFOLIO TURNOVER RATE                      120%        84%        63%         56%           16%


               --------------------------------------------------

 (1) Strategic Bond Fund commenced operations on February 17, 1998.
 (2) Total Return Fund commenced operations on February 17, 1998.
 (3) SBAM has waived all of its management fees for the period ended December 31, 1998 and reimbursed expenses of $2,558 and $26,591 for the Strategic Bond and Total Return Funds, respectively. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.04 and 1.79% for Strategic Bond Fund and $0.08 and 2.90% for Total Return Fund, respectively.

 (4) Small Cap Growth Fund commenced operations on November 8, 1999.


 (5) SBAM has waived all or parts of its management fee for the year ended December 31, 1999 and reimbursed expenses of $27,494 for the Small Cap Growth Fund. If such fees were not waived or expenses reimbursed, the per share decrease is not net investment income and the actual annualized expense ratio would have been $0.06 and 1.48% for the Strategic Bond Fund, $0.05 and 1.65% for the Total Return Fund and $0.20 and 16.36% for Small Cap Growth Fund, respectively.


  'DD' For periods less than a year total return is not annualized, as it may not be representative of the total return for the year.


  'D' For periods of less than a year.


                Salomon Brothers Variable Series Funds Inc - 28

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------


                                  Capital Fund
                                 Investors Fund
                             Small Cap Growth Fund
                               Total Return Fund
                              High Yield Bond Fund
                              Strategic Bond Fund

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, by calling Salomon Brothers Asset Management or by writing the funds at 7 World Trade Center, 38th Floor, New York, NY 10048.


You can also review the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public
  Reference Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's Internet web site -- http://www.sec.gov

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-08443)

                                 April 29, 2000


                      STATEMENT OF ADDITIONAL INFORMATION
                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                  888-777-1012


Salomon Brothers Variable Series Funds Inc consists of Salomon Brothers Variable Investors Fund ('Investors Fund'), Salomon Brothers Variable Capital Fund ('Capital Fund'), Salomon Brothers Variable Total Return Fund ('Total Return Fund'), Salomon Brothers Variable High Yield Bond Fund ('High Yield Bond Fund'), Salomon Brothers Variable Strategic Bond Fund ('Strategic Bond Fund') and Salomon Brothers Variable Small Cap Fund ('Small Cap Fund') (each, a 'fund' and collectively, the 'funds'). Each of the funds is an investment portfolio of the Salomon Brothers Variable Series Funds Inc (the 'Company'), an open-end investment company incorporated in Maryland on October 1, 1997.



Shares of the funds are sold only to: (i) separate accounts of Participating Insurance Companies to fund the benefits for VA contracts and VLI policies; and
(ii) Qualified Pension and Retirement Plans ('Plans'). Accordingly, all references to 'shareholders' in this Prospectus refer to such Participating Insurance Companies and Plans and not to individual contract or policy holders or plan participants. Each of the funds, except Capital Fund, is classified as a diversified fund under the Investment Company Act of 1940, as amended (the
'1940 Act').



The Prospectus indicates the extent to which each fund may purchase the instruments or engage in the investment activities described below. References herein to the investment manager means Salomon Brothers Asset Management Inc ('SBAM').



This Statement of Additional Information ('SAI') is not a prospectus and is only authorized for distribution only when preceded or accompanied by the Company's current Prospectus, dated April 29, 2000. This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the funds at the address, or by calling the toll-free telephone number, listed above.


                                    CONTENTS


Directors and Executive Officers of the Company.............    2
Investment Objectives and Investment Policies...............    5
Risk Factors................................................   34
Investment Limitations......................................   44
Portfolio Turnover..........................................   45
Portfolio Transactions......................................   45
Taxes.......................................................   47
Performance Data............................................   49
Net Asset Value.............................................   50
Additional Purchase and Redemption Information..............   51
Investment Manager..........................................   51
Administrator...............................................   53
Distributor.................................................   54
Expenses....................................................   54
Custodian and Transfer Agent................................   54
Independent Accountants.....................................   54
Counsel.....................................................   54
Capital Stock...............................................   55
Financial Statements........................................   55
Appendix -- Ratings of Debt Obligations.....................  A-1

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Overall responsibility for management and supervision of the Company rests with the Company's Board of Directors. The directors approve all significant agreements between the Company and the companies that furnish services to the funds, including agreements with the Company's distributor, administrator, investment manager, custodian and transfer agent. The day-to-day operations of the Company are delegated to the Company's investment manager.

The directors and executive officers of the Company are listed below. The address of each, unless otherwise indicated, is Seven World Trade Center, New York, New York 10048. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM, the funds' investment manager, acts as investment adviser. 'Interested persons' of the Company (as defined in the 1940 Act) are indicated by an asterisk.


 .harles F. Barber                      Director and       Consultant. Formerly, Chairman of the
66 Glenwood Drive                      Chairman, Audit    Board of ASARCO Incorporated.
Greenwich, CT 06830                    Committee
Age: 83
Carol L. Colman .....................  Director and       President of Colman Consulting
Colman Consulting Co., Inc.            Audit Committee
278 Hawley Road                        Member
North Salem, NY 10560
Age: 54
Daniel P. Cronin ....................  Director and       Vice President and General Counsel of
Pfizer, Inc.                           Audit Committee    Pfizer International Inc. Senior Assisting
235 East 42nd Street                   Member             General Counsel of Pfizer, Inc.
New York, NY 10017
Age: 54
Heath B. McLendon* ..................  Director,          Managing Director, Salomon Smith Barney,
Age: 66                                Chairman and       Inc. ('SSB'), from 1993 to present.
                                       President          Chairman, SSB Citi Fund Management Inc.
                                                          ('SSB Citi') from 1993 to present.
Peter J. Wilby ......................  Executive Vice     Managing Director of SBAM and SSB since
Age: 41                                President          January 1996. Prior to January 1996,
                                                          Director of SBAM and SSB.
Beth A. Semmel ......................  Executive Vice     Managing Director of SBAM and SSB since
Age: 39                                President          December 1997. From May 1993 to December
                                                          1995, Vice President of SBAM and SSB.
Ross S. Margolies ...................  Executive Vice     Managing Director of SBAM since November
Age: 41                                President          1997. Prior to November 1997, Director of
                                                          SBAM and SSB.
John B. Cunningham ..................  Vice President     Director of SBAM and SSB since 1991.
Age: 35
George J. Williamson ................  Executive Vice     Director of SBAM and SSB since January
Age: 66                                President          1999. Prior to January 1999, he was a Vice
                                                          President of SBAM and SSB since 1990.
Roger M. Lavan ......................  Vice President     Director of SBAM since January 1996. Prior
Age: 35                                                   to January 1996 he was a Vice President of
                                                          SBAM and SSB since 1990.
Anthony Pace ........................  Controller         Director of SSB since 1995.
Age: 34

                             DIRECTORS COMPENSATION

It is estimated that each director of the Company, except those deemed 'interested persons' under the 1940 Act will receive $6,000 per year plus $500 for each meeting attended as compensation for serving as director. The Company does not provide any pension or retirement benefits to directors. No remuneration will be paid by the Company to directors who are employees of SBAM or its affiliates, and may therefore be considered interested persons under the 1940 Act.


                                 VARIABLE FUNDS



                                                                     COMPENSATION
                                                      AGGREGATE       FROM OTHER
                                                    COMPENSATION     FUNDS ADVISED        TOTAL
                                                    FROM THE FUND     BY SBAM(A)     COMPENSATION(A)
                                                    -------------     ----------     ---------------
Charles F. Barber................................      $9,500          $125,600(15)     $135,100(16)
Carol L. Colman..................................       9,500            44,725(6)        54,225(7)
Daniel P. Cronin.................................       9,000            41,200(6)        50,200(7)


---------


(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.


As of the date hereof directors and officers of the Company, individually and as a group, beneficially owned less than 1% of the outstanding shares of the funds.

                        PRINCIPAL HOLDERS OF SECURITIES


The following lists shareholders of record who held 5% or more of the outstanding securities of the Funds as of March 23, 2000. Shareholders who own greater than 25% of the outstanding shares of a class of shares are deemed to be 'control persons', as defined in the 1940 Act of such class.



                                                                          PERCENTAGE
           FUND                             SHAREHOLDER                      HELD
           ----                             -----------                      ----
Capital Fund.                       The Travelers Insurance Co.              17.96%
                                    One Tower Square 5M5
                                    Attn: Robert Iagrossi
                                    Hartford, CT 06183
                                    Citicorp Life Insurance Co.              33.83%
                                    Attn: Joanne M. Bennetti
                                    P.O. Box 7031
                                    Dover, DE 19903
                                    Nationwide Insurance Co.                 10.47%
                                    NWVA8
                                    c/o IPO Portfolio Accounting
                                    P.O. Box 182029
                                    Columbus, OH 43218-2029
                                    The Travelers Sep Acct 6 For              8.83%
                                    Variable Annuities of
                                    The Travelers Insurance Co.
                                    One Tower Square
                                    Attn: Robert Iagrossi
                                    Hartford, CT 06183
                                    Ohio National Life Co                     5.10%
                                    Attn: Denis Taney
                                    P.O. Box 237
                                    Cincinnati, OH 45201-0237
                                    The Travelers Insurance Co.               5.70%
                                    Attn: Robert Iagrossi
                                    One Tower Square 5M5
                                    Hartford, CT 06183

                                                                           PERCENTAGE
               FUND                              SHAREHOLDER                  HELD
               ----                              -----------                  ----
                                    Sun Life of Canada (U.S.)                 5.20%
                                    PO Box 9134
                                    Boston, MA 02117
High Yield Fund...................  Salomon Brothers Holding Co Inc          10.84%
                                    7 World Trade Center
                                    New York, NY 10048
                                    First Citicorp Life Insurance Co.        12.74%
                                    Attn: Joanne M. Bennetti
                                    P.O. Box 7031
                                    Dover, DE 19903
                                    The Travelers Insurance Co.              36.56%
                                    Attn: Robert Iagrossi
                                    One Tower Square 5M5
                                    Hartford, CT 06183
                                    The Travelers Insurance Co.              28.40%
                                    Attn: Robert Iagrossi
                                    One Tower Square 5M5
                                    Hartford, CT 06183
                                    Nationwide Insurance Co.                  5.12%
                                    NWVA8
                                    c/o IPO Portfolio Accounting
                                    P.O. Box 182029
                                    Columbus, OH 43218-2029
Investors Fund....................  The Travelers Insurance Co.              15.56%
                                    Attn: Robert Iagrossi
                                    One Tower Square 5M5
                                    Hartford, CT 06183
                                    First Citicorp Life Insurance Co.        12.00%
                                    Attn: Joanne M. Bennetti
                                    P.O. Box 7031
                                    Dover, DE 19903
                                    Life of Virginia/GEFA                     8.48%
                                    Attn: Linda Williams
                                    6610 W. Broad Street
                                    Richmond, VA 23230
                                    The Travelers Insurance Co.              23.02%
                                    Attn: Robert Iagrossi
                                    One Tower Square 5M5
                                    Hartford, CT 06183
                                    The Travelers Sep Acct TM2 For           25.89%
                                    Variable Annuities of
                                    The Travelers Insurance Co.
                                    One Tower Square 5M5
                                    Attn: Robert Iagrossi
                                    Hartford, CT 06183
Strategic Bond Fund...............  The Travelers Insurance Co.              22.80%
                                    Attn: Robert Iagrossi
                                    One Tower Square 5M5
                                    Hartford, CT 06183
                                    Sun Life of Canada (U.S.)                36.69%
                                    Attn: Accounting Control
                                    P.O. Box 9134
                                    Boston, MA 02117
                                    Life of Virginia/GEFA                    35.86%
                                    Attn: Linda Williams
                                    6610 W. Broad Street
                                    Richmond, VA 23230
Total Return Fund.................  Sun Life of Canada (U.S.)                26.04%
                                    PO Box 9134
                                    Boston, MA 02117

                                                                           PERCENTAGE
               FUND                              SHAREHOLDER                  HELD
               ----                              -----------                  ----
                                    The Travelers Insurance Co.              10.71%
                                    Attn: Robert Iagrossi
                                    One Tower Square 5M5
                                    Hartford, CT 06183
                                    First Citicorp Life Insurance Co.        15.37%
                                    Attn: Joanne M. Bennetti
                                    P.O. Box 7031
                                    Dover DE 19903
                                    Ohio National Life Co                     8.30%
                                    P.O. Box 237
                                    Attn: Dennis Taney
                                    Cincinnati, OH 45201-0237
                                    Life of Virginia/GEFA                    22.69%
                                    Attn: Linda Williams
                                    6610 W Broad Street
                                    Richmond, VA 23230
                                    The Travelers Insurance Co.               7.09%
                                    One Tower Square 5M5
                                    Attn: Robert Iagrossi
                                    Hartford, CT 06183
Small Cap Growth Fund.............  Salomon Brothers Asset Management Inc    47.25%
                                    7 World Trade Center
                                    New York, NY 10048
                                    The Travelers Fund BD IV                 37.95%
                                    For Variable Annuities
                                    The Travelers Insurance Co.
                                    Attn: Shareholder Accounting Dept.
                                    One Tower Square 6MS
                                    Hartford, CT 06183
                                    The Travelers Separate A/C Ten           14.76%
                                    For Variable Annuities
                                    The Travelers Insurance Co.
                                    Attn: Shareholder Accounting Dept.
                                    One Tower Square 6MS
                                    Hartford, CT 06183


                 INVESTMENT OBJECTIVES AND INVESTMENT POLICIES



CAPITAL FUND

General. In seeking capital appreciation, Capital Fund may purchase securities of seasoned issuers, relatively smaller and newer companies as well as in new issues and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The fund will not concentrate its investments in any particular industry.

Investment Grade Debt Securities. Capital Fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. To meet operating expenses and to meet anticipated redemption requests, the fund generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. The fund's short-term investments may include repurchase agreements with banks or brokers-dealers. When management deems it appropriate, for temporary defensive purposes, the fund may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SBAM to be of comparable quality. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SBAM believes interest rates may decline. Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described in 'Risk Factors.'

Below Investment Grade Securities. Capital Fund from time to time may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of the fund's assets that can be invested in convertible securities rated below investment grade. The fund may invest up to 20% of the value of the fund's assets in securities of foreign issuers.

Capital Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the fund may borrow up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. In addition, the fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the fund's total assets. As a matter of operating policy, however, the fund will not secure borrowings by more than 10% of the value of the fund's total assets.

HIGH YIELD BOND FUND

General. High Yield Bond Fund's investment objective is to maximize current income. As a secondary objective, the fund will seek capital appreciation. The fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by SBAM to be of comparable quality.

Investment Grade Securities. High Yield Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund's objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such purchase is appropriate.

There may be times when, in SBAM's judgment, conditions in the securities markets would make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. At such times, the fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality. In addition, in order to maintain liquidity, the fund may invest up to 35% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in SBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

If at some future date, in SBAM's opinion, adverse conditions prevail in the securities markets which makes High Yield Bond Fund's investment strategy inconsistent with the best interests of the fund's shareholders, the fund may invest its assets without limit in high-quality short-term money market instruments.


Below Grade Investment Securities. High Yield Bond Fund intends to invest, under normal market conditions, at least 65% of its assets in securities rated 'Baa' or lower by Moody's or 'BBB' or lower by S&P, or in securities determined by SBAM to be of comparable quality. The fund may invest up to 35% of its total assets in fixed-income securities of issuers located in emerging markets. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the Fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be comparable to securities so rated. An investment in the fund should not be considered as a complete investment program.

In light of the risks associated with high yield debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. High Yield Bond Fund's ability to achieve its investment objectives may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities.

The investment manager will have discretion to select the range of maturities of the fixed-income securities in which High Yield Bond Fund may invest. The investment manager anticipates that under current market conditions, the Fund will have an average portfolio maturity of 10 to 15 years. However, the average portfolio maturity may vary substantially from time to time depending on economic and market conditions.



INVESTORS FUND

General. The primary investment objective of Investors Fund is to seek long-term growth of capital. Current income is a secondary objective. The fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

Investor Fund's policy is to retain flexibility in the management of its portfolio, without restrictions as to the proportion of assets which may be invested in any class of securities. It is anticipated that the fund's portfolio will generally consist of common and preferred stocks. The fund may purchase securities of companies located in foreign countries which SBAM deems consistent with the investment objectives and policies of the fund, but not if upon such purchase more than 20% of the fund's net assets would be so invested.

Investors Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The fund may invest up to 25% of its net assets in any one industry. The fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also issues traded in the over-the-counter market. The fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. The fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

Investment Grade Fixed Income Securities. Under normal conditions, the selection of common stock or securities convertible into common stock, such as convertible preferred stock or convertible debentures, with growth possibilities will be favored. Income-producing securities are a secondary consideration in portfolio selection. To meet operating expenses and to meet anticipated redemption requests, the fund generally holds a portion of its assets in short-term fixed-income securities (governmental obligations or investment grade debt securities) or cash or cash equivalents. The fund's short-term investments may include repurchase agreements with banks or broker/dealers. When management deems it appropriate, consistent with Investors Fund's secondary objective of current income, or during temporary defensive periods due to economic or market conditions, the fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. The types and characteristics of investment grade corporate debt securities and investment grade foreign debt securities which may be purchased by the fund are identical to those of Strategic Bond Fund. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount, or when interest rates are expected to decline. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SBAM to be of comparable quality. See Appendix A for a description of these ratings.

Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described in 'Risk Factors.'

Below Investment Grade Securities. Investors Fund from time to time may invest up to 5% of its net assets in nonconvertible debt securities rated below investment grade by S&P and Moody's Investors Service Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of Investors Fund's assets that can be invested in convertible securities rated below investment grade.



STRATEGIC BOND FUND

General. The primary investment objective of Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the fund seeks capital appreciation. The fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving SBAM broad discretion to deploy the fund's assets among certain segments of the fixed-income market that SBAM believes will best contribute to the achievement of the fund's objectives. At any point in time, SBAM will deploy the fund's assets based on its analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. government obligations, investment grade domestic corporate debt, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. SBAM has entered into a subadvisory consulting agreement with its London based affiliate, SBAM Limited, pursuant to which SBAM Limited will provide certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the fund.

SBAM will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, SBAM will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, SBAM will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. SBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

In addition, SBAM will have discretion to select the range of maturities of the various fixed-income securities in which the fund invests. The weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

U.S. Government Obligations and Mortgage Backed Securities. The types and characteristics of the U.S. government obligations and mortgage backed securities to be purchased by Strategic Bond

Fund are identical to those permissible for U.S. Government Income Fund. In addition, the fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. Strategic Bond Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.

Equity Securities. Strategic Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund's objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SBAM's opinion such purchase is appropriate.

In order to maintain liquidity, Strategic Bond Fund may invest up to 25% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in SBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

Investment Grade Securities. The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the Fund are domestic and foreign debt securities rated within the four highest bond ratings of either Moody's or S&P, or, if unrated, deemed by SBAM to be of equivalent quality. While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

Below Grade Investment Securities. In pursuing Strategic Bond Fund's investment objectives, the fund may invest predominantly in medium or lower-rated securities, commonly known as 'junk bonds.' Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the fund's investment manager does not anticipate investing in excess of 75% of the fund's assets in domestic and developing country debt securities that are rated below investment grade, the fund may invest a greater percentage in such securities when, in SBAM's determination, the yield available from such securities outweighs their additional risks. SBAM anticipates that under current market conditions, a significant portion of the fund's assets will be invested in such securities. By investing a portion of the fund's assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the investment manager expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities in which the fund may invest may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings.

In light of the risks associated with high yield corporate and sovereign debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The fund's ability to achieve its investment objectives may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities.


Foreign Securities and Sovereign Debt. High Yield Bond Fund and Strategic Bond Fund may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund's assets that can be invested in non-dollar denominated securities. SBAM anticipates that under current market conditions, a significant portion of the fund's assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund's exposure to a single market.


Strategic Bond Fund may invest in high yield sovereign debt issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. The high yield sovereign debt securities in which the fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the fund is not limited to investing in the debt of such countries. SBAM anticipates that the fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

Strategic Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The fund may also enter into mortgage 'dollar rolls.'

SMALL CAP GROWTH FUND


General. The Small Cap Growth Fund will seek to meet its objective by investing primarily in securities of companies with market capitalizations at the time of purchase similar to that of companies included in the Russell 2000 Index ('Small Cap Companies'). Under normal market conditions the Small Cap Growth Fund will invest at least 65% of its total assets in equity securities of Small Cap Companies. The Small Cap Growth Fund also may invest up to 20% of its total assets in equity securities of foreign issuers. The Small Cap Growth Fund may continue to hold securities of a company whose market capitalization grows above the capitalization of a Small Cap Company subsequent to purchase if the company continues to satisfy the other investment policies of the Small Cap Growth Fund.


The Small Cap Growth Fund will limit its purchases of non-convertible debt securities to investment grade obligations. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SBAM to be of equivalent quality. See Appendix B to this Prospectus for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Small Cap Growth Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Small Cap Growth Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Small Cap Growth Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Small Cap Growth Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Small Cap Growth Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Small Cap Growth Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Risk Factors.'

The Small Cap Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Small Cap Growth Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Restricted Securities and Securities with Limited Trading Markets.' The Small Cap Growth Fund may purchase Rule 144A securities. The Small Cap Growth Fund's holdings of
Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Small Cap Growth Fund is currently authorized to use the various investment strategies referred to under 'Derivatives.' It is not presently anticipated that any of these strategies will be used to a significant degree by the Small Cap Growth Fund. The Small Cap Growth Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies.

TOTAL RETURN FUND

General. The primary investment objective of Total Return Fund is to obtain above average income (compared to a portfolio entirely invested in equity securities). The fund's secondary objective is to take advantage of opportunities for growth of capital and income. The policy of Total Return Fund is to invest in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The fund may vary the percentage of assets invested in any one type of security in accordance with the investment manager's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values.

Equity Securities. Under normal market conditions, it is anticipated that at least 40% of the fund's total assets will be invested in equity securities. Equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of Depositary Receipts. Most of the equity securities purchased by the fund are expected to be traded on a stock exchange or in an over-the-counter market.

Total Return Fund may invest up to 20% of its total assets in foreign securities (including American Depositary Receipts).

Fixed Income Securities. SBAM will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the fund's long-term debt investments will consist of 'investment grade' securities. Up to 20% of the fund's net assets may be invested in nonconvertible fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or determined by SBAM to be of comparable quality. There is no limit on the amount of Total Return Fund's assets that can be invested in convertible securities rated below investment grade.

Total Return Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.



RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A)

Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the 1933 Act. A fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the Securities and Exchange Commission (the 'Commission') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the Commission stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of each fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews fund purchases and sales of Rule 144A securities.

All funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The funds will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. The funds may also purchase Rule 144A securities. The funds' holding of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

WARRANTS

Each of the Funds, except for U.S. Government Income Fund, may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

OTHER INVESTMENT COMPANIES

Each fund may invest in unaffiliated investment funds which invest principally in securities in which that fund is authorized to invest, in accordance with the limits of the 1940 Act. Each fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the fund's total assets may be invested in the securities of any one investment company. To the extent a fund invests in other investment funds, the fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. A fund's investment in certain investment funds will result in special U.S. federal income tax consequences described under 'Taxes.'

FIXED INCOME SECURITIES

Changes in market yields will affect a fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because U.S. Government Income Fund, High Yield Bond Fund and Strategic Bond Fund will invest primarily in fixed-income securities and Total Return Fund may from time to time invest in a substantial amount of fixed-income securities, the net asset value of these fund's shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

FLOATING AND VARIABLE RATE INSTRUMENTS

General. Certain funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SBAM or the applicable subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Liquidity. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as 'not readily marketable' and therefore illiquid.

Limitations. A fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund's custodian subject to a sub-custodian agreement approved by such fund between that bank and the fund's custodian.

U.S. GOVERNMENT OBLIGATIONS

General. In addition to the U.S. Treasury obligations described in the Prospectus, a fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS'). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Ginnie Maes); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or
(c) only the credit of the issuer or guarantor (e.g., obligations of Freddie
Macs). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

Bank obligations that may be purchased by a fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities acquired by U.S. Government Income Fund will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. Strategic Bond Fund and Total Return Fund may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).

Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. A slower than expected prepayment rate may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by a fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the fund's yield. Monthly interest payments received by the fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES


Total Return and Strategic Bond Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a fund and not to the purchase of shares of the fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.


The guaranteed mortgage pass-through securities in which a fund may invest may include those issued or guaranteed by Ginnie Mae, the Federal National Mortgage Association ('Fannie Mae') and Freddie Mac.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans;
(iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

ADJUSTABLE RATE MORTGAGE SECURITIES

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or cap rates') for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

PRIVATELY-ISSUED MORTGAGE SECURITIES

Total Return Fund and Strategic Bond Fund may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, Savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES


Strategic Bond Fund may invest in collateralized mortgage obligations ('CMOs'). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mae Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as 'mortgage assets'). Multi-class pass-through securities are interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal and of interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.



In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Strategic Bond Fund has no present intention to invest in CMO residuals. The market for CMOs may be less liquid than the market for other securities. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.



Strategic Bond Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ('PAC Bonds'). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.


STRIPPED MORTGAGE SECURITIES

Strategic Bond Fund may purchase stripped mortgage securities which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including Savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ('IO' or interest only), while the other class will receive all of the principal ('PO' or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, Strategic Bond Fund may invest in similar securities such as super POs and levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as super POs are similar in nature to those risks related to investments in POs. Risks connected with levered IOs and IOettes are similar in nature to those associated with IOs. Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund. See 'Taxes.'

MORTGAGE ROLLS


Strategic Bond Fund may enter into mortgage 'dollar rolls' in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. A fund may only enter into covered rolls. A 'covered roll' is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a fund enters into a mortgage 'dollar roll,' it will establish a segregated account with its custodian bank in which it will maintain liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.


INVERSE FLOATING RATE OBLIGATIONS

Certain funds may invest in inverse floating rate obligations, or 'inverse floaters.' Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of collateralized mortgage obligations ('CMOs') with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

ZERO COUPON AND PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES

Total Return Fund, High Yield Bond Fund and Strategic Bond Fund may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

HIGH YIELD SECURITIES

High Yield Bond Fund and Strategic Bond Fund may invest without limitation in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.' Investors Fund, Capital Fund and Total Return Fund may invest without limitation in convertible securities of this type and up to 5%, 20% and 20%, respectively, of their net assets in non- convertible securities of this type. Asia Growth Fund may invest without limitation in convertible non-U.S. high yield securities and up to 10% of its total assets in nonconvertible non-U.S. high yield securities.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

A description of the ratings used by Moody's and S&P is set forth in Appendix A. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

High yield non-U.S. and U.S. corporate securities in which the applicable funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

SOVEREIGN DEBT

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. The fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. See 'Risk Factors.' The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

BRADY BONDS

Certain debt obligations, customarily referred to as 'Brady Bonds,' are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Bonds were introduced in 1989 and thus, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized.

The applicable funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

Based upon current market conditions, a fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other Sovereign debt securities in which High Yield Bond and Strategic Bond Funds invest are likely to be acquired at a discount, which involves certain considerations discussed in 'Taxes.'

In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the 'World Bank') and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as 'Brady Bonds.' Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment manager believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ('LIBOR') rate.

Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves.

Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized.

REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SBAM based on guidelines established by the Board of Directors, are deemed creditworthy. SBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a fund.

REVERSE REPURCHASE AGREEMENTS


Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, and Small Cap Growth Fund may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a fund enters into a reverse repurchase agreement, it will establish a segregated account of liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained, in accordance with procedures established by the Board of Directors. A fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a fund.


SECURITIES LENDING

Each of the funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a fund's shareholders and only in accordance with applicable rules and regulations.

Valuation of Securities. The value of securities loaned will be marked to market daily. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. The fund may invest the cash collateral and earn additional income or receive an agreed- upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a fund may be invested in securities in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a fund will be subject to termination at the fund's or the borrower's option. A fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

With the exception of Capital Fund and Investors Fund, none of the funds presently intends to lend any of its portfolio securities. Investors Fund and Capital Fund may lend portfolio securities not exceeding 33 1/3% of the funds' total assets taken at value.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Total Return Fund, High Yield Bond Fund and Strategic Bond Fund may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities for purposes of this Prospectus. Loan participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by SBAM to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Valuation. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund's loan participations and assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Each fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

DERIVATIVES

A detailed discussion of derivatives that may be used by the investment manager on behalf of certain funds follows below. A fund is not obligated, however, to use any derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in the Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund's income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund's portfolio securities.

A fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ('CFTC') thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

CURRENCY TRANSACTIONS. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A fund may enter into currency transactions only with counterparties that the investment manager deems to be creditworthy.

A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies. Currency transactions are subject to risks different from other portfolio transactions, as discussed under 'Risk Factors.'

FUTURES CONTRACTS. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). None of the funds is a commodity pool, and each fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates.

A fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of a fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

INTEREST RATE FUTURES CONTRACTS. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when the investment manager expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

OPTIONS. As indicated in the Prospectus, in order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in the Prospectus.

In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivatives involving options require segregation of Fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be 'covered' (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(A) OPTIONS ON STOCKS AND STOCK INDICES. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the New York Stock Exchange ('NYSE') Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the investment manager expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund's position in such put option or futures contract.

(B) OPTIONS ON CURRENCIES. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain.

(C) OPTIONS ON FUTURES CONTRACTS. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

INTEREST RATE AND EQUITY SWAPS AND RELATED TRANSACTIONS. Certain funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian in accordance with procedures established by the Board of Directors. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction.

Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so.

INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

COMBINED TRANSACTIONS. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the fund's obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                                  RISK FACTORS

RULE 144A SECURITIES

To the extent that liquid Rule 144A securities that a fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards of Directors, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

FIXED INCOME SECURITIES

Many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

BANK OBLIGATIONS

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See 'Risk Factors.' None of the funds will purchase bank obligations which SBAM or the applicable sub-adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a fund's investments, the effect may be to reduce the income received by the fund on such investments.

ASSET-BACKED SECURITIES

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

MORTGAGE-BACKED SECURITIES

Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed income securities; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as other fixed-income securities due to the prepayment feature. Certain market conditions may result in greater than expected volatility in the prices of mortgage-backed securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage-backed securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

INVERSE FLOATING RATE OBLIGATIONS

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

HIGH YIELD SECURITIES

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund's net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund's portfolio may become illiquid and the proportion of the fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

SOVEREIGN DEBT

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. See 'Risk Factors.' The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

PRIVATELY ISSUED MORTGAGE SECURITIES

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any Servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

FOREIGN SECURITIES

General. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Emerging Market Countries. Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Transaction Costs. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. See 'High Yield Securities.'

Finally, in the event of a default in any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations. Risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a fund's portfolio.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the '1940 Act'), limits a fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a fund's investments in certain foreign banks and other financial institutions.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.



BRADY BONDS

Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories 'BB' or 'B' by S&P or 'Ba' or 'B' by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the investment manager to be of comparable quality.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign Sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

SECURITIES LENDING

A fund may have difficulty disposing of assignments and loan participations. Because the market for such instruments is not highly liquid, the funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the purpose of determining whether assignments and loan participations are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to SBAM the determination as to whether a particular loan participation or assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid assignments and loan participation that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase. SBAM, under the supervision of the Board of Directors, monitors Fund investments in assignments and loan participations and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a fund lent has increased, the fund could experience a loss.

SMALL CAPITALIZATION COMPANIES

Investments in Small Capitalization Companies may involve greater risks and volatility than investments in larger companies. Small Capitalization Companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, reduced market liquidity for, and more abrupt or erratic price movements in, the trading of their shares, limited financial resources and less depth in management than more established companies. In addition, Small Capitalization Companies may have difficulty withstanding competition from larger more established companies in their industries.

DERIVATIVES

Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses. Although a fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund's ability to terminate the transactions at times when SBAM deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Options. A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Interest Rate and Equity Swap Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

                             INVESTMENT LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below; and (ii) each fund's investment objective(s) as described in the Prospectus, the other policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the funds and may be changed by vote of the Board of Directors without shareholder approval.

If a percentage restriction on investment or utilization of assets set forth in this SAI or the Prospectus is adhered to at the time a transaction is effected, a later change in percentage resulting from changing values will not be considered a violation.


INVESTORS FUND, TOTAL RETURN FUND, HIGH YIELD BOND FUND, STRATEGIC BOND FUND, AND SMALL CAP GROWTH FUND may not:


    (1) purchase securities of any issuer if the purchase would cause more than 5% of the value of each fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a fund, except that up to 25% of the value of each fund's total assets may be invested without regard to this restriction and provided that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund;

    (2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable fund at the time the borrowing is made (33 1/3% in the case of the International Equity Fund and the Large Cap Growth Fund measured at all times not simply at the time of borrowing), except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (a fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that a fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund while such borrowings are outstanding); or

    (3) invest more than 25% of the total assets of each fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund), provided, however, that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a loan and the lender selling a participation will be considered an 'issuer.'

CAPITAL FUND may not:

    (1) borrow money, except as described under 'Investment Objective and Policies' and except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings.

    (2) invest more than 25% of the total assets of the fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the fund), provided, however, that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as the fund.



Each fund may not:

    (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a fund's investment program may be deemed to be an underwriting;

    (2) purchase or sell real estate, although a fund may purchase and sell securities of companies which deal in real estate, may purchase and sell securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

    (3) purchase or sell commodities or commodity contracts except that a fund may engage in derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this SAI;

    (4) make loans, except that (a) a fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a fund may enter into repurchase agreements with respect to portfolio securities,
    (c) a fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and
    (d) delays in the settlement of securities transactions will not be considered loans; or

    (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

    (6) issue any senior security except as permitted by the 1940 Act.

Each fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such fund. In such event, the fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

                               PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund. See 'Portfolio Transactions.'

                             PORTFOLIO TRANSACTIONS

Subject to policy established by the Board of Directors, the investment manager is primarily responsible for each fund's portfolio decisions and the placing of the fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a fund may not necessarily be paying the lowest price available.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a fund. Not all of these research services are used by the investment manager in managing any particular account, including the funds.

Under the 1940 Act, 'affiliated persons' of a fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. The Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

For the fiscal year ended December 31, 1999, the Funds paid aggregate brokerage commissions including affiliated brokerage commissions as follows:



                                                 AGGREGATE            BROKERAGE
                                            BROKERAGE COMMISSION   COMMISSION PAID
                                                    PAID               TO SSB
                                                    ----               ------
Capital Fund..............................        $40,985               $400
High Yield Fund...........................        $     0               $  0
Investors Fund............................        $73,831               $474
Strategic Bond Fund.......................        $     0               $  0
Total Return Fund.........................        $ 9,876               $678


                                     TAXES

TAXATION OF A FUND

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Each fund intends to elect to be treated as a regulated investment company (a 'RIC') under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification as a RIC requires, among other things, that a fund:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of a fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

As a RIC, a fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the fund's net realized long-term capital gain over net realized short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of its net investment income for such taxable year. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gain.

A fund will be subject to a non-deductible 4% excise tax to the extent that a fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. Each Fund intends to make sufficient distributions to avoid imposition of both the corporate level tax and the excise tax.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the fund elects to accrue market discount on a current basis. A fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales that may require the inclusion of income in advance of cash receipts. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

A fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the fund. Alternatively, under recently enacted legislation, the fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% distribution requirement and would be taken into account for purposes of the 4% excise tax.

Since the funds' shareholders are the separate accounts of Participating Insurance Companies and the Plans, no discussion is included herein as to the Federal income tax consequences to VA contract holders, VLI policy holders and Plan Participants. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy or the applicable Plan documents. VA contract holders, VLI policy holders and Plan Participants should consult their tax advisers about the application of the provisions of the tax law described in this statement of additional information in light of their particular tax situations.


Dividends. Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends paid from net investment income generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net capital gain which are designated as 'capital gain dividends' generally are taxable as long-term capital gain whether received in cash or reinvested in additional shares. Since the funds' shareholders are the separate accounts of Participating Insurance Companies and the Plans, no discussion is included herein as to the federal income tax consequences to VA contract holders, VLI policy holders and Plan Participants. For information concerning the federal income tax consequences to such holders, see the prospectus for such contract or policy or the applicable Plan documents.

Diversification. Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be 'adequately diversified' as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts and VLI policies. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If a fund satisfies certain conditions, a segregated asset account owning shares of such fund will be treated as owning the account's proportionate share of each of the assets of the fund. Each fund intends to satisfy these conditions so that the shares of the fund owned by a segregated asset account of a Participating Insurance Company will be treated as adequately diversified.

Participating Insurance Companies and Plans should consult their tax advisers regarding specific questions as to Federal, state or local taxes.

                                PERFORMANCE DATA

As indicated in the Prospectus, from time to time, a fund may quote its 'yield,' 'tax-equivalent yield,' 'effective yield,' 'average annual total return' and/or 'aggregate total return' in advertisements or in reports and other communications to shareholders and compare its performance figures to those of other funds or accounts with similar objectives and to relevant indices.

AVERAGE ANNUAL TOTAL RETURN

A fund's 'average annual total return' figures, as described and shown in each Prospectus, are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

        P(1+T)'pp'n = ERV

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years

     ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-5 or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


The following tables set forth the average annual total returns for shares of the Capital Fund, High Yield Bond Fund, Investors Fund, Strategic Bond Fund and Total Return Fund (in each case, after management fee waiver and reimbursement of certain expenses), for certain periods of time ending December 31, 1999.


                          AVERAGE ANNUAL TOTAL RETURN

                                                FROM COMMENCEMENT
                                              OF OPERATIONS THROUGH        ONE YEAR ENDED
                                                DECEMBER 31, 1999        DECEMBER 31, 1999
                                                -----------------        -----------------
Capital Fund................................          21.64%                   22.08%
High Yield Bond Fund........................           3.36%                    5.52%
Investors Fund..............................          11.92%                   11.65%
Strategic Bond Fund.........................           3.46%                    0.37%
Total Return Fund...........................           3.51%                    0.78%

AGGREGATE TOTAL RETURN

The 'aggregate total return' figures for each fund, as described in the Prospectus, represent the cumulative change in the value of an investment in fund shares of such fund for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 -------
                                                    P

Where:   P = a hypothetical initial payment of $10,000.

       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The following tables set forth the aggregate total return for each Fund for certain periods ending December 31, 1999.



                             AGGREGATE TOTAL RETURN



                                                FROM COMMENCEMENT
                                              OF OPERATIONS THROUGH        ONE YEAR ENDED
                                                DECEMBER 31, 1999        DECEMBER 31, 1999
                                                -----------------        -----------------
Capital Fund................................          44.20%                   22.08%
High Yield Bond Fund........................           5.66%                    5.52%
Investors Fund..............................          23.43%                   11.65%
Strategic Bond Fund.........................           6.57%                    0.37%
Total Return Fund...........................           6.66%                    0.78%


THIRTY DAY YIELD

Certain funds may advertise the yields for such funds based on a 30-day (or one month) period according to the following formula:

            a-b
           -----
           Yield  = 2[( cd + 1)'pp'6  - 1]

Any quotation of performance stated in terms of yield (whether or not based on a 30-day period) will be given no greater prominence than the information prescribed under Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Advertisements and communications may compare a fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect a fund's performance over time utilizing, comparisons to indices.

A fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

                                NET ASSET VALUE

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the National Association of Securities Dealers Automated Quotation System ('Nasdaq') National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the investment manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of each fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase Information. Each fund offers its shares to the separate accounts of Participating Insurance Companies on a continuous basis. The offering price per share of each fund is equal to the net asset value per share at the time of purchase. Individuals may not place orders directly with the funds. See the prospectus of the separate account of the Participating Insurance Company or the relevant Plan documents for more information on the purchase of fund shares and with respect to the availability for investment in each fund.

Redemption Information. Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies and the Plans. Individuals may not place redemption orders directly with the funds. It is the responsibility of the Participating Insurance Company to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders and Plan Participants should consult their Participating Insurance Company in this regard. Redemption requests will be effected at the net asset value of each fund next determined after receipt of redemption instructions by such fund in proper form and in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on each fund's then-current net asset value. No charges are imposed by the funds when shares are redeemed.

If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a fund, such fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                               INVESTMENT MANAGER

Each fund retains SBAM to act as its investment manager. SBAM, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is wholly-owned by Salomon Smith Barney Holdings Inc, which is in turn wholly-owned by Citigroup Inc. ('Citigroup'), SBAM serves as the investment manager to numerous individuals and institutions and other investment companies.

The management contract between SBAM and each respective Fund provides that SBAM shall manage the operations of the fund, subject to policy established by the Board of Directors. Pursuant to the applicable management contract, SBAM manages each fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each fund: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for each fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.

In connection with SBAM's service as investment manager to the Strategic Bond Fund, Salomon Brothers Asset Management Limited ('SBAM Limited'), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SBAM under its management contract with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SBAM shall allocate and divided by the current value of the net assets of the Strategic Bond Fund. Like SBAM, SBAM Limited is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Advisers Act.


Investment decisions for a particular fund are made independently from those of other funds or accounts managed by SBAM and/or SBAM Limited. Such other funds or accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.



As compensation for its services, SBAM receives, on behalf of each fund, as described below, a monthly management fee, at an annual rate based upon the average daily net assets of the fund as follows: .70% for Investors Fund; .85% for Capital Fund; .80% for Total Return Fund; .75% for High Yield Bond Fund and Strategic Bond Fund.



With respect to all funds, for the 1999 fiscal year, SBAM has voluntarily agreed to impose an expense cap on total fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at 1.00%.


The management contract for each of the funds provides that it will continue for an initial two year period and thereafter for successive annual periods; provided that, with respect to each such contract, such continuance is specifically approved at least annually: (a) by the vote of a majority of the directors not parties to the management contract or 'interested persons' of such parties, as defined in the 1940 Act, cast in person at a meeting called for the specific purpose of voting on such management contract and (b) either by the Board of Directors or a majority of the outstanding voting securities. The management contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.


Under the terms of the management contract between each fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct').

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Company has adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the fund. In addition, the fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the investment manager and if applicable, any sub-adviser to each fund, which policies serve as such adviser's code of ethics (the 'Adviser Code'). The fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the fund and adviser codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a fund. In addition, the adviser code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The adviser code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the fund and adviser codes require access persons to report all personal securities transactions periodically.


For the fiscal year ended December 31, 1999, SBAM has received the following amounts as management fees and has reimbursed the Funds for expenses in the following amounts:



                                                         GROSS                EXPENSES
                                                          FEES     WAIVER    REIMBURSED
                                                          ----     ------    ----------
Capital...............................................  $ 61,892   $61,892    $13,177
High Yield............................................  $ 55,217   $55,217    $ 3,963
Investors.............................................  $195,640   $46,955    $     0
Strategic Bond........................................  $ 98,038   $62,980    $     0
Total Return..........................................  $  1,462   $ 1,462    $27,494
Small Cap.............................................


                                 ADMINISTRATOR

SBAM (in such capacity, the 'Administrator') provides certain administrative services to each fund. The services provided by the Administrator under the applicable administration agreement include certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Commission. Each fund pays the Administrator a fee, calculated daily and payable monthly, at an annual rate of .05% of the applicable fund's average daily net assets. The Administrator has delegated its responsibilities under the administration agreements to one of its affiliates.


                                                              ADMINISTRATION
                                                                 FEE PAID
                                                                 TO SBAM
                                                                 -------
Capital.....................................................     $ 3,641
High Yield..................................................     $ 3,681
Investors...................................................     $13,974
Strategic Bond..............................................     $ 6,536
Total Return................................................     $ 5,893
Small Cap...................................................     $    97

                                  DISTRIBUTOR

CFBDS, located at 21 Milk Street, Boston, Massachusetts 02109, serves as each Fund's distributor pursuant to a distribution contract. CFBDS is a wholly owned subsidiary of Signature Financial Group, Inc.

                                    EXPENSES

Each fund's expenses include taxes, interest, fees and salaries of such fund directors and officers who are not directors, officers or employees of the fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                          CUSTODIAN AND TRANSFER AGENT

Custodian. PNC Bank, N.A., located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as each fund's custodian except Asia Growth Fund. The Chase Manhattan Bank, located at 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as Asia Growth Fund's custodian. PNC Bank and The Chase Manhattan Bank (each, a 'Custodian' and collectively, the 'Custodians'), among other things: maintain a custody account or accounts in the name of each fund; receive and deliver all assets for each fund upon purchase and upon sale or maturity; collect and receive all income and other payments and distributions on account of the assets of each fund; and make disbursements on behalf of each fund. The custodians neither determine the funds' investment policies, nor decide which securities each fund will buy or sell. For their services, each custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.


Transfer Agent. PFPC Global Fund Services, Inc. (the 'Transfer Agent'), located at P.O. Box 5127, Westborough, Massachusetts 01581-5127, serves as each fund's transfer agent. The transfer agent registers and processes transfers of the fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, the transfer agent receives a monthly fee computed separately for each fund and is reimbursed for out-of-pocket expenses.


                            INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.

                                    COUNSEL


Simpson Thacher & Bartlett serves as counsel to each fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.



Piper & Marbury Rudnick & Wolfe L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the funds' Prospectus.

                                 CAPITAL STOCK

Pursuant to current interpretations of the 1940 Act, the fund anticipates that each Participating Insurance Company will solicit voting instructions from VA contract and VLI policy owners with respect to any matters that are presented to a vote of shareholders, and will vote shares in proportion to the voting instructions received. Plans will vote shares as required by applicable law and governing Plan documents.

As used in this SAI and the Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular fund or any other single portfolio (e.g., approval of investment management contracts) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


As of February 23, 2000, Sun Life of Canada and Life of Virginia own more than 25% of the outstanding voting securities of Strategic Bond Fund and Sun Life of Canada owns more than 25% of the outstanding voting securities of the Total Return Fund and Citigroup and its affiliates own a significant percentage of the outstanding shares of each Fund except the Strategic Bond Fund and Total Return Fund, and consequently, each may be deemed to be a 'control person,' as defined in the 1940 Act, of such Funds.


Shares of each fund are entitled to such dividends and distributions out of the assets belonging to that Fund as are declared in the discretion of the Board of Directors. In determining the net asset value of a fund, assets belonging to a fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective Funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the Company' charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular fund are conclusive.

                              FINANCIAL STATEMENTS


The Company's annual report for the fiscal year ended December 31, 1999 is incorporated herein by reference in its entirety.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

AAA -- Bonds which are rated 'Aaa' are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P'S CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of senior short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P'S COMMERCIAL PAPER RATINGS

A -- S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The four categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

ITEM 22. FINANCIAL STATEMENTS


     Registrant's Annual Report for Fiscal Year December 31, 1999 is incorporated herein by reference to the Registrant's definitive Rule 30b2-1 filed on March 1, 2000 as Accession No. 0000091155-00-000168.


                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC
                                    PART C.
                               OTHER INFORMATION

ITEM 23. EXHIBITS:


EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
    a  -- Articles of Incorporation of Registrant (filed as Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference).
    b  -- Registrant's By-Laws (filed as Exhibit 2(a) to Pre-Effective Amendment No. 1 to the
          Registration Statement on Form N-1A and incorporated by reference herein).
    c  -- None.
  d(1) -- Form of Management Contract between Registrant and Salomon Brothers Asset Management Inc relating to the Salomon Brothers Variable U.S. Government Income Fund (filed as Exhibit 5(a)
          to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).
  d(2) -- Form of Management Contract between Registrant and Salomon Brothers Asset Management Inc relating to the Salomon Brothers Variable High Yield Bond Fund (filed as Exhibit 5(b) to
          Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).
  d(3) -- Form of Management Contract between Registrant and Salomon Brothers Asset Management Inc relating to the Salomon Brothers Variable Strategic Bond Fund (filed as Exhibit 5(c) to
          Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).
  d(4) -- Form of Management Contract between Registrant and Salomon Brothers Asset Management Inc relating to the Salomon Brothers Variable Total Return Fund (filed as Exhibit 5(d) to Pre-
          Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).
  d(5) -- Form of Management Contract between Registrant and Salomon Brothers Asset Management Inc relating to the Salomon Brothers Variable Asia Growth Fund (filed as Exhibit 5(e) to Pre-
          Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).
  d(6) -- Form of Management Contract between Registrant and Salomon Brothers Asset Management Inc relating to the Salomon Brothers Variable Investors Fund (filed as Exhibit 5(f) to Pre-
          Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).
  d(7) -- Form of Management Contract between Registrant and Salomon Brothers Asset Management Inc relating to the Salomon Brothers Variable Capital Fund (filed as Exhibit 5(g) to Pre-
          Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).
  d(8) -- Form of Management Contract between Registrant and Salomon Brothers Asset Management Inc relating to the Salomon Brothers Variable Small Cap Growth Fund (filed as Exhibit (d) to
          Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A and incorporated by reference herein).
  d(9) -- Form of Subadvisory Consulting Agreement between Salomon Brothers Asset Management Inc and
          Salomon Brothers Asset Management Limited relating to the Salomon Brothers Variable Strategic
          Bond Fund (filed as Exhibit 5(h) to Pre-Effective Amendment No. 1 to the Registration
          Statement on Form N-1A and incorporated by reference herein).
 d(10) -- Form of Subadvisory Agreement between Salomon Brothers Asset Management and Salomon Brothers
          Asset Management Asia Pacific relating to the Salomon Brothers Variable Asia Growth Fund
          (filed as Exhibit 5(i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form
          N-1A and incorporated by reference herein).
 d(11) -- Form of Subadvisory Agreement between Salomon Brothers Asset Management and Citibank, N.A.
          relating to the Salomon Brothers Large Cap Growth Fund and Salomon Brothers International
          Equity Fund will be filed by amendment.
    e  -- Distribution Agreement between Registrant and CFBDS. Inc. dated September 1, 1998 filed as
          Exhibit (e) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A and
          incorporated herein by reference.
    f  -- None.

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------
   g(1)   -- Form of Custodian Agreement between Registrant and PNC
             Bank, National Association (filed as Exhibit 8(a) to
             Pre-Effective Amendment No. 1 to the Registration
             Statement on Form N-1A and incorporated by reference
             herein).
   g(2)   -- Form of Custodian Agreement between Registrant and The
             Chase Manhattan Bank (filed as Exhibit 8(b) to
             Pre-Effective Amendment No. 1 to the Registration
             Statement on Form
             N-1A and incorporated by reference herein).
   h(1)   -- Form of Transfer Agency Agreement between Registrant and
             First Data Investors Services Group, Inc (filed as Exhibit
             9(a) to Pre-Effective Amendment No. 1 to the Registration
             Statement on Form N-1A and incorporated by reference
             herein).
   h(2)   -- Form of Administration Agreement between Registrant and
             Salomon Brothers Asset Management Inc (filed as Exhibit
             9(b) to Pre-Effective Amendment No. 1 to the Registration
             Statement on Form N-1A and incorporated by reference
             herein).
   h(3)   -- Form of Participation Agreement (filed as Exhibit 9(c) to
             Pre-Effective Amendment No. 1 to the Registration
             Statement on Form N-1A and incorporated by reference
             herein).
     i    -- Opinion and Consent of Counsel of Piper & Marbury L.L.P.
             as to the Legality of Securities Being Registered (filed
             as Exhibit 10 to Pre-Effective Amendment No. 1 to the
             Registration Statement on Form N-1A and incorporated by
             reference herein).
     j    -- Consent of Independent Accountants (filed herewith).
     k    -- None.
     l    -- Share Purchase Agreement (filed as Exhibit 13(a) to
             Pre-Effective Amendment No. 1 to the Registration
             Statement on Form N-1A and incorporated by reference
             herein).
     m    -- None.
     n    -- None.
     p    -- Registrant's Code of Ethics (filed herewith).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    Entities within the Salomon group own the outstanding shares of the High Yield Bond Fund, Strategic Bond Fund, Investors Fund, Capital Fund and Total Return Fund and, therefore may be deemed to be control persons of such Funds. As a result, such Funds may be deemed to be under common control.

ITEM 25. INDEMNIFICATION.

    Reference is made to Article VIII of Registrant's Articles of Incorporation,
Article IV of Registrant's By-Laws and Section 4 of the Distribution Agreements between the Registrant and CFBDS, Inc.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    The list required by this Item 26 of officers and directors of SBAM, Salomon Brothers Asset Management AP ('SBAM AP') and Salomon Brothers Asset Management Limited ('SBAM Limited'), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of their respective FORM ADV filed by SBAM, SBAM AP and

SBAM Limited, respectively, pursuant to the Advisers Act (SEC File Nos. 801-32046, 801-51393 and 801-43335, respectively).

ITEM 27. PRINCIPAL UNDERWRITERS

    (a) CFBDS, Inc., ('CFBDS') the Registrant's Distributor, is also the distributor for the following Smith Barney funds: Concert Investment Series, Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund, Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Concert Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

    CFBDS also serves as the distributor for the following funds: The Travelers Fund UL for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Annuities, The Travelers Fund UL II for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account
MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities.

    In addition, CFBDS, the Registrant's Distributor, is also the distributor for CitiFunds Multi-State Tax Free Trust, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Tax Free Reserves, CitiFunds Trust I, CitiFunds Trust II, CitiFunds Trust III, CitiFunds International Trust, CitiFunds Fixed Income Trust, CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500, CitiFunds Small Cap Growth VIP Portfolio. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, U.S. Fixed Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.

    In addition, CFBDS is also the distributor for the following Salomon Brothers funds: Salomon Brothers Opportunity Fund Inc., Salomon Brothers Investors Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Institutional Series Funds Inc., Salomon Brothers Variable Series Funds Inc.

    In addition, CFBDS is also the distributor for the Centurion Funds, Inc.

    (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File
No. 8-32417).

    (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

    (1) Salomon Brothers Asset Management Inc.
      7 World Trade Center
      New York, New York 10048


    (2) PFPC Global Fund Services, Inc.
      One Exchange Place
      Boston, MA 02109


    (3) PNC Bank N.A.
      Airport Business Center
      International Court 2
      200 Stevens Drive
      Lester, Pennsylvania 19113

    (4) The Chase Manhattan Bank
      Chase Metrotech Center
      Brooklyn, NY 11245

ITEM 29. MANAGEMENT SERVICES.

    Not applicable.

ITEM 30. UNDERTAKINGS.

    Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of April, 2000.


                                                SALOMON BROTHERS VARIABLE
                                                      SERIES FUNDS INC
                                                       (Registrant)
                                          By        /s/ HEATH B. MCLENDON
                                             ...................................
                                                     HEATH B. MCLENDON
                                                         PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


               SIGNATURE                                 TITLE                         DATE
               ---------                                 -----                         ----
           HEATH B. MCLENDON             Director and President (Principal        April 26, 2000
 ......................................    Executive Officer)
          (HEATH B. MCLENDON)

                   *                     Director                                 April 26, 2000
 ......................................
          (CHARLES F. BARBER)

                   *                     Director                                 April 26, 2000
 ......................................
           (CAROL L. COLMAN)

                   *                     Director                                 April 26, 2000
 ......................................
          (DANIEL P. CRONIN)

         /S/ LEWIS E. DAIDONE            Executive Vice President and Treasurer   April 26, 2000
 ......................................    (Principal Financial and Accounting
          (LEWIS E. DAIDONE)               Officer)

     *By:   /s/ HEATH B. MCLENDON                                                 April 26, 2000
 ......................................
           HEATH B. MCLENDON
          AS ATTORNEY-IN-FACT

                                 EXHIBIT INDEX



(j) Consent of PricewaterhouseCoopers, LLP.
(p) Registrant's Code of Ethics.




                           STATEMENT OF DIFFERENCES
                           ------------------------

The dagger symbol shall be expressed as .............................. 'D'
The double dagger symbol shall be expressed as ....................... 'DD'
Characters normally expressed as superscript shall be preceded by .... 'pp'